SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 14, 1999
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                        General DataComm Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)


             Delaware                     1-8086               06-0853856
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   (State or Other Jurisdiction of (Commission File Number)  (IRS Employer
     Incorporation)                                          Identification No.)


                       Middlebury, Connecticut 06762-1299
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (203) 574-1118
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)